EXHIBIT 10.19

                                                                  EXECUTION COPY

                              AMENDMENT NUMBER FOUR
                         TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 6, 2003, is entered into by and between WELLS FARGO FOOTHILL, INC., a California corporation ("Lender") formerly known as Foothill Capital Corporation, and PENINSULA GAMING COMPANY, LLC, a Delaware limited liability company ("Borrower"), in light of the following:

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of February 23, 2001, as amended by that certain letter agreement, dated as of March 8, 2001, as further amended by that certain Amendment Number One to Loan and Security Agreement, dated as of February 15, 2002, as further amended by that certain Amendment Number Two to Loan and Security Agreement, dated as of October 16, 2002, and as further amended, restated, supplemented, or otherwise modified from time to time (the "Loan Agreement"), pursuant to which Lender has agreed to make certain loans and financial accommodations available to Borrower; and

         WHEREAS, subject to the terms and conditions set forth herein, Borrower and Lender have agreed to amend the Loan Agreement as provided herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

         2. Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

                  "Fourth Amendment" means that certain Amendment Number Four to Loan and Security Agreement dated as of November 6, 2003, by and between Borrower and Lender.

                  "Fourth Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 4 of the Fourth Amendment shall be satisfied (or waived by Agent in its sole discretion).

         (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Applicable Prepayment Premium" in its entirety and replacing with the following:

                  "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and after the Fourth Amendment Effective Date up to and including March 12, 2004, $300,000, (b) during the period of time from and after March 13, 2004 up to and including March 12, 2005, $200,000, and (c) during the period of time from and after March 13, 2005 up to but not including the Maturity Date, $100,000.

         (c) Section 2.6 of the Loan Agreement is hereby amended by deleting the first sentence of the second paragraph of clause (a) in its entirety, and replacing such sentence with the following: "The foregoing notwithstanding, at no time shall any portion of the Obligations bear interest on the Daily Balance thereof at a per annum rate less than 5.50%; provided, however, that if the Maximum Revolver Amount has been permanently reduced to an amount equal to or less than $10,000,000 on or before January 15, 2004, such per annum rate shall be 5.00% as of the date that the Maximum Revolver Amount is so reduced."

         (d) Section 3.4 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  3.4 TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on March 12, 2006 (the "Maturity Date"). The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         (e) Section 2.11 of the Loan Agreement is hereby amended by (i) deleting the comma (",") at the end of clause (a) of such Section 2.11 and replacing it with a semicolon (";"), and (ii) adding the following proviso to the end of clause (a) of such Section 2.11: "provided, however, that for the purposes of this clause (a) of Section 2.11, and only this clause (a) of Section 2.11, the term "Maximum Revolver Amount" shall be deemed not to exceed $10,000,000,".

         3. Representations and Warranties. Borrower hereby represents and warrants to the Lender as follows:

                  (a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of
         (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

                  (b) This Amendment has been duly executed and delivered by Borrower. This Amendment and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors' rights and principles of equity applicable hereto.

                  (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower or the Lender.

                  (d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment.

                  (e) The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         4. Conditions Precedent to this Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a) the representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (b) no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment;

                  (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or Lender, and

                  (d) Lender shall have received, on or before November 24, 2003, evidence (in form and substance satisfactory to it in its sole discretion) that Borrower has received the approval(s) from the Iowa Racing and Gaming Commission necessary to authorize or permit Borrower to execute this Amendment and to consummate the transactions contemplated hereby.

                  5. Construction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

         6. Entire Amendment. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.

         7.  Effect on Loan Documents.

         (a) The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to Fourth Amendment Effective Date. The consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a modification or consent to any further or other matter under the Loan Documents.

         (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         8.  Counterparts;   Telefacsimile  Execution.  This  Amendment  may  be
executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         9.  Further   Assurance.   Borrower   shall  execute  and  deliver  all
agreements, documents, and instruments, in form and substance reasonably satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                     PENINSULA GAMING COMPANY, LLC, a
                                     Delaware limited liability company


                                     By:    /S/ NATALIE SCHRAMM
                                        ----------------------------------------
                                        Name:   Natalie Schramm
                                        Title:  Chief Financial Officer



                                     WELLS FARGO FOOTHILL, INC.,
                                     a California corporation, formerly known as Foothill Capital Corporation, as Lender


                                     By:    /S/ LARISSA MEGERDICHIAN
                                        ----------------------------------------
                                        Name:   Larissa Megerdichian
                                        Title:  Vice President